UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2005


                             FORWARD AIR CORPORATION
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             (Exact name of registrant as specified in its charter)


         Tennessee                   000-22490                  62-1120025
----------------------------     -----------------        ----------------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

           430 Airport Road
        Greeneville, Tennessee                                  37745
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(Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     On April 19, 2005, Robert K. Gray and Scott M. Niswonger each advised the Company that he would not stand for reelection to the Company's Board of Directors at the Annual Meeting of Shareholders to be held on May 26, 2005. Mr. Gray has been a director of the Company since 1993. Mr. Niswonger has been a director of the Company since 1981. The decisions of Mr. Gray and Mr. Niswonger not to stand for reelection did not result from any disagreement with the Company on any matter relating to the Company's operations, policies or practices. The Company is continuing its search for additional independent non-employee directors.


SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

       (c) Exhibits. The following exhibit is being furnished as part of this Report.


           Exhibit
           Number                              Description
      --------------------------------------------------------------------------
            99.1         Press Release of Forward Air Corporation dated April
                         19, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 FORWARD AIR CORPORATION


Date: April 19, 2005                             By: /s/ Andrew C. Clarke
                                                     ---------------------------
                                                     Andrew C. Clarke
                                                     Chief Financial Officer
                                                     and Senior Vice President

                                  EXHIBIT INDEX


      No.                                  Exhibit
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     99.1      Press Release of Forward Air Corporation dated April 19, 2005.